SUPPLEMENT DATED MARCH 30, 2018

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS D, I AND P SHARES

DATED MAY 1, 2017

This supplement revises the Pacific Select Fund Class D, I and P Shares prospectus dated May 1, 2017, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. This supplement applies to the Real Estate Portfolio (the “Fund”) only. The changes within this supplement are effective May 1, 2018, unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Pursuant to approval by the Board of Trustees of Pacific Select Fund, including a majority of the independent trustees, at a meeting held on March 27, 2018, Principal Real Estate Investors LLC (“Principal REI”) will become the sub-adviser of the Real Estate Portfolio effective May 1, 2018, replacing Morgan Stanley Investment Management Inc. In order to facilitate this change, a portion of the Fund’s holdings may be sold and new investments purchased in accordance with recommendations by Principal REI. Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, may begin this transitioning prior to May 1, 2018. In connection with the sub-adviser change, certain principal investment strategies of the Fund will change as described below.  Effective May 1, 2018, all references and information regarding Morgan Stanley Investment Management Inc. will be deleted.

Disclosure Changes to the Fund Summaries section

The disclosure in the Principal Investment Strategies subsection will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies operating in the real estate and related industries. The Fund invests primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”). REITs and REOCs invest primarily in properties that produce income and in real estate interest or loans. The Fund focuses on REITs, as well as REOCs, that invest in a variety of property types and regions. The Fund normally will invest more than 25% of its assets in securities of companies in real estate and related industries. The Fund may invest in small-, mid- and large-capitalization companies.

The sub-adviser utilizes a bottom-up investment approach for selecting investments for the Fund, using a rigorous, fundamental research analysis of individual issuers. During portfolio construction, the portfolio management team takes into consideration their general outlook on real estate markets and the impact any proposed investment would have on portfolio risk. The weights to different types of properties are primarily the result of bottom-up stock analysis, but are also influenced by the team’s top-down views.

The sub-adviser may sell a holding due to a change in a company’s fundamentals, if the sub-adviser believes the security is no longer attractively valued or if the sub-adviser identifies a security that it believes offers a better investment opportunity.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

In the Performance subsection, the following will be added after the second sentence:

In addition to the real estate sector index that was utilized by the immediately prior sub-adviser, the Average Annual Total Returns table includes a real estate sector index that the current sub-adviser uses as its benchmark. Principal Real Estate Investors LLC began managing the Fund on May 1,

2018 and some investment policies changed at that time. Another firm managed the Fund before that date.

Also in the Performance subsection, return information for the MSCI U.S. REIT Index will be added to the Average Annual Total Returns table for the periods ended December 31, 2017.

In the Management subsection, the section titled “Sub-Adviser” will be deleted and replaced with the following:

Sub-Adviser – Principal Real Estate Investors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Keith Bokota, CFA, Portfolio Manager	Since 2018
Anthony Kenkel, CFA, Portfolio Manager	Since 2018
Kelly D. Rush, CFA, Portfolio Manager	Since 2018

Disclosure Changes to the Additional Information About Principal Investment Strategies

and Principal Risks section

The disclosure in the Principal Investment Strategies subsection will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies operating in the real estate and related industries. The Fund invests primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”). REITs and REOCs invest primarily in properties that produce income and in real estate interest or loans.  The Fund focuses on REITs, as well as REOCs, that invest in a variety of property types and regions. The Fund normally will invest more than 25% of its assets in securities of companies in real estate and related industries. The Fund may invest in small-, mid- and large-capitalization companies.

For the purposes of the Fund, a company is considered to be from the United States if: (i) its securities are traded on a recognized stock exchange in the United States; or (ii) alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in the United States; or (iii) it is organized or has a principal office in the United States. A company is considered to be in the real estate or related industries for the purposes of the Fund if: (i) at least 50% of its assets, revenues or profits are derived from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (ii) at least 50% of the fair market value of its assets are invested in residential, commercial or industrial real estate. Real estate and real estate related companies may also include companies with substantial real estate holdings (such as wireless tower, timber, hotel and timeshare companies) as well as those whose products and services relate to the real estate industry (including, but not limited to, realty service companies, mortgage lenders, and hotel franchisors and managers).

The sub-adviser utilizes a bottom-up investment approach for selecting investments for the Fund, using a rigorous, fundamental research analysis of individual issuers. During portfolio construction, the portfolio management team takes into consideration their general outlook on real estate markets and the impact any proposed investment would have on portfolio risk. The weights to different types of properties are primarily the result of bottom-up stock analysis, but are also influenced by the team’s top-down views.

The sub-adviser may sell a holding due to a change in a company’s fundamentals, if the sub-adviser believes the security is no longer attractively valued or if the sub-adviser identifies a security that it believes offers a better investment opportunity.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

Disclosure Changes to the Additional Information About Fund Performance section

In the Manager Changes, Name Changes and/or Related Investment Policy Changes by Fund subsection, the disclosure for the Real Estate Portfolio will be deleted.

In the Index Definitions subsection, the following will be added:

MSCI U.S. Real Estate Investment Trust (“REIT”) Index is a free float-adjusted market capitalization index that is comprised of equity REITs and represents approximately 99% of the U.S. REIT universe and securities that are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®).  The index excludes mortgage REITs and selected specialized REITs. Results include the reinvestment of all distributions.

Disclosure Changes to the About Management section

The table for Morgan Stanley Investment Management Inc. will be deleted.  In addition, the following will be added after the table for Principal Global Investors, LLC, doing business as Macro Currency Group:

Principal Real Estate Investors LLC
711 High Street, Des Moines, IA 50392

Principal Real Estate Investors LLC (“Principal REI”) manages commercial real estate across the spectrum of public and private equity and debt investments, primarily for institutional investors. As of December 31, 2017, Principal REI (including its affiliates) had total assets under management of approximately $75.93 billion.

REAL ESTATE PORTFOLIO

Keith Bokota, CFA	Portfolio Manager of Principal REI since 2007. He began his investment career in 2005 and has a BA from Georgetown University.

Anthony Kenkel, CFA	Portfolio Manager of Principal REI since 2005. He began his investment career in 1997 and has a BA from Drake University and MBA from the University of Chicago.

Kelly D. Rush, CFA	Portfolio Manager of Principal REI since 2000. He began his investment career in 1984 and has a BA and MBA from the University of Iowa.

Form No.  15-47711-00

PSFSUP0318

SUPPLEMENT DATED MARCH 30, 2018

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2017

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2017, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement will go into effect on May 1, 2018, unless otherwise noted. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

All references and information regarding Morgan Stanley Investment Management Inc. will be deleted.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the Real Estate Portfolio section, the second paragraph will be deleted.

ORGANIZATION AND MANAGEMENT OF THE TRUST

Effective April 1, 2018, in the Management Information section, in the Interested Persons table, information regarding Brian D. Klemens will be deleted and the following information regarding Trevor T. Smith will be deleted and replaced with the following:

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
Trevor Smith Year of birth 1975	Assistant Vice President since 3/23/16 and Treasurer since 4/01/18 (Assistant Treasurer 3/16 to 3/18)	Assistant Vice President (1/17 to present) and Director of Variable Product Accounting (4/09 to 12/16) of Pacific Life; and Vice President (3/16 to present), Treasurer (4/18 to present) and Assistant Treasurer (3/16 to 3/18) of Pacific Funds Series Trust.	97

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, the following will be added:

Principal Real Estate Investors LLC (“Principal REI”)

Principal REI is a diversified asset management organization and an indirect subsidiary of Principal Financial Group, Inc. (“Principal”).  Principal is a public company listed on the NYSE offering a wide range of financial products and services through a diverse family of financial services companies.

In the Compensation Structures and Methods section, the following will be added:

Principal REI

Principal Real Estate Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.

Variable compensation takes the form of a profit share plan with funding based on a percentage of pre-tax, pre-bonus operating earnings of the boutique. The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year and three-year periods, calculated quarterly on a pre-tax basis, reinforcing a longer term orientation. For compensation purposes, the benchmark utilized for the portfolio managers of the Real Estate Portfolio is the MSCI U.S. REIT Index. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Real Estate group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. 40% of the deferred compensation is awarded in Principal Financial Group restricted stock units and 60% is required to be invested into funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.

All senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

In the Other Accounts Managed section, the following will be added to the table:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Principal REI
Keith Bokota[3]
Registered Investment Companies	3	$ 3,753,836,552	None	N/A
Other Pooled Investment Vehicles	1	$ 43,980,573	None	N/A
Other Accounts	12	$ 982,888,227	None	N/A
Anthony Kenkel[3]
Registered Investment Companies	6	$ 6,473,917,167	None	N/A
Other Pooled Investment Vehicles	5	$ 1,238,469,778	None	N/A
Other Accounts	50	$ 5,696,214,459	None	N/A
Kelly D. Rush[3]
Registered Investment Companies	6	$ 6,473,917,167	None	N/A
Other Pooled Investment Vehicles	5	$ 1,238,469,778	None	N/A
Other Accounts	51	$ 5,722,052,491	None	N/A

3 Other Accounts Managed information as of December 31, 2017.

In the Material Conflicts of Interest section, the following will be added:

Principal REI

Principal REI has its own trading platform and personnel that perform trade-related functions. Where applicable, Principal REI trades on behalf of its own clients. Such transactions are executed in accordance with Principal REI’s trading policies and procedures, including, but not limited to trade allocations and order aggregation, purchase of new issues, and directed brokerage. Principal REI acts as discretionary investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Principal REI has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.

If, in carrying out the investment objectives of its respective clients, occasions arise in which Principal REI deems it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, Principal REI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or “bunched” basis. Principal REI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of Principal REI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.

APPENDICES

Appendix P will be renamed “MCG/Principal” and all references to “Macro Currency Group” will be replaced with “Macro Currency Group and Principal REI.”

Form No.	15-47712-00
PSFSAI0318